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                                                                   EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

The Partners
Wicks Broadcast Group Limited Partnership:

    We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG Peat Marwick LLP

McLean, VA

June 29, 1998